***INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

A320 FAMILY AIRCRAFT
PURCHASE AGREEMENT

BETWEEN

AIRBUS SAS

(the “Seller”)

AND

CHINA EASTERN AIRLINES CORPORATION LTD

(the “Buyer”)

CT1002329

CES reference: 10GTBAP320

A320F – CES 2010 CT1002329 – Issue 2010.10.28	Private & Confidential

Page 1/34

CONTENTS

Clauses

0	SUPPLEMENTARY DEFINITIONS

1	QUANTITY, MODEL AND DESCRIPTION

2	AIRCRAFT DEFINITION

3	BASE PRICES

4	DELIVERY SCHEDULE

5	LIQUIDATED DAMAGES

6	SERVICE LIFE POLICY

7	TECHNICAL DATA

8	SELLER REPRESENTATIVES

9	NEGOTIATED AGREEMENT

10	APPLICABILITY

11	CONFIDENTIALITY

12	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

13	LAW AND JURIDICTION

14	COUNTERPARTS

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 2/34

CONTENTS

Appendices

A	STANDARD SPECIFICATIONS FOR A320 FAMILY AIRCRAFT

B	AIRFRAME PRICE REVISION FORMULA

C-1	CFM PRICE REVISION FORMULA

C-2	IAE PRICE REVISION FORMULA

Exhibits

G	TECHNICAL DATA INDEX

A320F–CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 3/34

PURCHASE AGREEMENT

This A320 family aircraft purchase agreement (the “Purchase Agreement”) is made as of _________________, 2010

Between:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814,

(hereinafter referred to as the “Seller”) of the one part,

and

CHINA EASTERN AIRLINES CORPORATION, LIMITED, a company organised under the laws of the People’s Republic of China having its principal place of business at Hongqiao International Airport, No. 2550 Hongqiao Road, Shanghai 200335, People’s Republic of China,

(hereinafter referred to as the the “Buyer”) of the other part

The Seller and the Buyer together referred as the “Parties” and each a “Party”

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION, a company organised under the laws of the People’s Republic of China having its principal place of business at Hongqiao International Airport, No. 2550 Hongqiao Road, Shanghai 200335, People’s Republic of China (the “Consenting Party”), whose roles are more fully described in the payment agreement dated as of even date between the Parties and the Consenting Party, is not a Party to the Purchase Agreement, but is acknowledging and witnessing its execution by countersigning the last page.

WHEREAS

A.
The Seller and the Buyer have signed on June. 15, 2009 an aircraft general terms agreement (reference CSC 0800.890) (thereinafter referred to as the “AGTA”) which constitutes an integral part of this Purchase Agreement.

B.	Subject to the terms and conditions of this Purchase Agreement and of the AGTA, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 4/34

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0.	SUPPLEMENTARY DEFINITIONS

0.1	In addition to the words and the terms elsewhere defined in this Purchase Agreement, the initially capitalised words and terms used in this Purchase Agreement shall have the meaning set out below.

0.2	Capitalised words and terms used in this Purchase Agreement which are not defined herein shall have the meaning assigned thereto in the AGTA

A319 Airframe	means the A319 Aircraft excluding the A319 Propulsion Systems.

A320 Airframe	means the A320 Aircraft excluding the A320 Propulsion Systems.

A321 Airframe	means the A321 Aircraft excluding the A321 Propulsion Systems

A319 Aircraft
means an Airbus A319-100 model aircraft including the A319 Airframe, the applicable Propulsion Systems, and any part, component, furnishing or equipment installed on the A319 Aircraft on Delivery under the terms and conditions of this Purchase Agreement and the AGTA.

A320 Aircraft
means an Airbus A320-200 model aircraft including the A320 Airframe, the applicable Propulsion Systems, and any part, component, furnishing or equipment installed on the A320 Aircraft on Delivery under the terms and conditions of this Purchase Agreement and the AGTA.

A321 Aircraft
means an Airbus A321-200 model aircraft including the A321 Airframe, the applicable Propulsion Systems, and any part, component, furnishing or equipment installed on the A321 Aircraft on Delivery under the terms and conditions of this Purchase Agreement and the AGTA.

A319 Specification	means either (a) the A319 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A319 Standard Specification as amended by all applicable SCNs and MSCNs.

A320 Specification	means either (a) the A320 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A320 Standard Specification as amended by all applicable SCNs and MSCNs.

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 5/34

A321 Specification	means either (a) the A321 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A321 Standard Specification as amended by all applicable SCNs and MSCNs.

A319 Standard Specification	means the A319-100 standard specification document number J.000.01000 Issue 6, dated March 1, 2007 a copy of which has been annexed hereto as Appendix A-1, with the following design weights:

	MTOW:	64.0 tonnes
	MLW:	61.0 tonnes and
	MZFW:	57.0 tonnes

A320 Standard
Specification	means the A320-200 standard specification document number D.000.02000 Issue 7, dated March 1, 2007 a copy of which has been annexed hereto as Appendix A-2, with the following design weights:

	MTOW:	73.5 tonnes
	MLW:	64.5 tonnes and
	MZFW:	61.0 tonnes
A321 Standard
Specification	means the A321-200 standard specification document number E.000.02000 Issue 4, dated March 1, 2007 a copy of which has been annexed hereto as Appendix A-2, with the following design weights:

	MTOW:	89 tonnes
	MLW:	75.5 tonnes and
	MZFW:	71.5 tonnes

Airframe Base Price
means, (i) with respect to the A319 Airframe, the A319 Airframe Base Price set forth in Clause 3.1.1; (ii) with respect to the A320 Airframe, the A320 Airframe Base Price set forth in Clause 3.1.2; (iii) with respect to the A321 Airframe, the A321 Airframe Base Price set forth in Clause 3.1.3; and with respect to the Aircraft means any or all of the A319 Airframe Base Price, A320 Airframe Base Price and A321 Airframe Base Price.

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 6/34

Aircraft	means any or all of the A319 Aircraft, A320 Aircraft and A321 Aircraft.

Base Delivery Condition Year	2005

Base Price	means (i) the sum of the applicable Airframe Base Price and the applicable Propulsion Systems Base Price or (ii) the Aircraft Base Price

Daily Liquidated Damages Amount	as specified in Clause 5

First Quarter	means the months of January, February, March

Fourth Quarter	means the months of October, November, December

PEP Revision Service Period	as specified in Clause 7

Propulsion Systems Base Price	as specified in Clause 3.2

Propulsion Systems Manufacturer	means the manufacturer of the Propulsion Systems

Propulsion Systems Reference Price	as specified in Clause 3.2

Revision Service Period	as specified in Clause 7

Quarter	means any or all of the First Quarter, Second Quarter, Third Quarter and Fourth Quarter

Third Quarter	means the months of July, August, September

Second Quarter	means the months of April, May, June

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 7/34

0.3	Clause headings and the index are inserted for convenience of reference only and shall be ignored in the interpretation of this Purchase Agreement

0.4	In this Purchase Agreement unless the context otherwise requires:

(a)
references to Clauses, Schedules, Appendices, and Exhibits are to be construed as references to the Clauses, Schedules, Appendices, and Exhibits to this Purchase Agreement and references to this Purchase Agreement include its Clauses, Schedules, Exhibits and Appendices.

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 8/34

1.	QUANTITY

Upon the terms and conditions contained in the Purchase Agreement and in the AGTA, the Seller shall sell and deliver to the Buyer and the Buyer shall buy and take Delivery of eleven (11) A319 Aircraft, nineteen (19) A320 Aircraft and twenty (20) A321 Aircraft, together making a total of fifty (50) A320 Family Aircraft.

2.	AIRCRAFT DEFINITION

2.1	Aircraft Standard Specification Definition

2.1.1	Standard Specification for A319 Aircraft

The A319 Aircraft shall be manufactured in accordance with the A319 Specification.

2.1.2	Standard Specification for the A320 Aircraft

The A320 Aircraft shall be manufactured in accordance with the A320 Specification.

2.1.3	Standard Specification for the A321 Aircraft

The A321 Aircraft shall be manufactured in accordance with the A321 Specification.

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 9/34

2.2	Propulsion Systems

2.2.1	The A319 Airframe will be equipped with a set of two (2):

(i)	CFM International CFM 56-5B5/3 engines, or

(ii)	International Aero Engines IAE V2522-A5 engines

(each, upon selection by the Buyer, being referred to as the “A319 Propulsion Systems”).

2.2.2	The A320 Airframe will be equipped with a set of two (2):

(i)	CFM International CFM 56-5B4/3 engines, or

(ii)	International Aero Engines IAE V2527-A5 engines

(each, upon selection by the Buyer, being referred to as the “A320 Propulsion Systems”).

2.2.3	The A321 Airframe will be equipped with a set of two (2):

(i)	CFM International CFM 56-5B3/3 engines, or

(ii)	International Aero Engines IAE V2533-A5 engines

(each, upon selection by the Buyer, being referred to as the “A321 Propulsion Systems”)

The A319 Propulsion Systems, the A320 Propulsion Systems and the A321 Propulsion Systems being referred to herein collectively as the “Propulsion Systems”.

2.2.4
The Buyer shall notify the Seller in writing of its selection of Propulsion Systems type for the Aircraft by no later than *** prior to the Scheduled Delivery Month of the first Aircraft based on the Aircraft delivery schedule set forth in Clause 4 herein. Such selection shall be incorporated in the applicable Aircraft Specification by signature of a Specification Change Notice. If the Buyer does not select its Propulsion Systems type as agreed herein, in addition to its other rights, ***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 10/34

3.	BASE PRICES

With respect to the Aircraft, Clause 3.1 and Clause 4.1 of the AGTA shall apply.

3.1	Airframe Base Price

3.1.1	A319 Airframe Base Price

The A319 Airframe Base Price is the sum of:

(i)
the base price of the standard A319 Airframe as defined in the A319 Standard Specification excluding Buyer Furnished Equipment and including for the avoidance of doubt engine accessories, nacelles and thrust reversers, which is:

***

(ii)	the budgetary sum of the base prices of the A319 Specification Change Notices (SCNs), which is:

***

3.1.2	A320 Airframe Base Price

The A320 Airframe Base Price is the sum of:

(i)
the base price of the standard A320 Airframe as defined in the A320 Standard Specification excluding Buyer Furnished Equipment and including for the avoidance of doubt engine accessories, nacelles and thrust reversers, which is:

***

(ii)	the budgetary sum of the base prices of the A320 Specification Change Notices (SCNs), which is:

***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 11/34

3.1.3	A321 Airframe Base Price

The A321 Airframe Base Price is the sum of:

(i)
the base price of the standard A321 Airframe as defined in the A321 Standard Specification excluding Buyer Furnished Equipment and including for the avoidance of doubt engine accessories, nacelles and thrust reversers, which is:

***

(ii)	the budgetary sum of the base prices of the A321 Specification Change Notices (SCNs), which is:

***

3.1.4
The Airframe Base Price is expressed in United States Dollars at January 2005 delivery conditions. It is subject to adjustment up to the Aircraft Delivery Date in accordance with the Airframe Price Revision Formula set out in Appendix B.

3.2	Propulsion Systems Base Price

3.2.1	CFM International

The Propulsion Systems Base Price of a set of two (2) CFM INTERNATIONAL Propulsion Systems is:

3.2.1.1	***

3.2.1.2	***

3.2.1.3	***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 12/34

Such CFM International Propulsion Systems Base Prices have been established in accordance with the delivery conditions for a theoretical delivery in *** and have been calculated from the CFM International Propulsion Systems Reference Prices of the:

***

***

***

The CFM International Propulsion Systems Reference Prices have been established in accordance with the economic conditions prevailing for a theoretical *** the CFM INTERNATIONAL Price Revision Formula set out in Appendix C-1 hereto (the “CFM Price Revision Formula”).

3.2.2	IAE

The IAE Propulsion Systems Base Price of a set of two (2) INTERNATIONAL AERO ENGINES IAE Propulsion Systems (excluding specifically engine accessories, nacelles and thrust reversers) is:

3.2.2.1	IAE V2522-A5 for the A319 Aircraft

***

3.2.1.2	IAE V2527-A5 for the A320 Aircraft

***

3.2.1.3	IAE V2533-A5 for the A321 Aircraft

***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 13/34

Such IAE Propulsion Systems Base Prices have been established in accordance with the delivery conditions for a theoretical delivery in *** and have been calculated from the IAE Propulsion Systems Reference Prices for the:

***

***

***

The IAE Propulsion Systems Reference Prices have been established in accordance with the economic conditions prevailing for a theoretical delivery in *** and shall be subject to revision up to the Aircraft delivery date in accordance with the IAE INTERNATIONAL Price Revision Formula set forth in Appendix C-2 hereto (the “IAE Price Revision Formula”).

3.3	Base Price of the Aircraft

The Base Price of the Aircraft is the sum of the Airframe Base Price and the CFM International Propulsion Systems Base Price until the Buyer notifies the Seller of its Propulsion Systems selection. After such notification, The Aircraft Base Price shall be the sum of the Airframe Base Price and the selected Propulsion Systems Base Price.

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 14/34

4.	DELIVERY SCHEDULE

Subject to Clauses 2,7,8,10 and 18 of the AGTA, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following delivery quarters for the Aircraft delivered ***

Aircraft N°1	***
Aircraft N°2	***
Aircraft N°3	***
Aircraft N°4	***
Aircraft N°5	***
Aircraft N°6	***
Aircraft N°7	***
Aircraft N°8	***
Aircraft N°9	***
Aircraft N°10	***
Aircraft N°11	***
Aircraft N°12	***
Aircraft N°13	***
Aircraft N°14	***
Aircraft N°15	***
Aircraft N°16	***
Aircraft N°17	***
Aircraft N°18	***
Aircraft N°19	***
Aircraft N°20	***
Aircraft N°21	***
Aircraft N°22	***
Aircraft N°23	***
Aircraft N°24	***
Aircraft N°25	***
Aircraft N°26	***
Aircraft N°27	***
Aircraft N°28	***
Aircraft N°29	***
Aircraft N°30	***
Aircraft N°31	***
Aircraft N°32	***
Aircraft N°33	***
Aircraft N°34	***
Aircraft N°35	***
Aircraft N°36	***
Aircraft N°37	***
Aircraft N°38	***
Aircraft N°39	***
Aircraft N°40	***
Aircraft N°41	***
Aircraft N°42	***
Aircraft N°43	***
Aircraft N°44	***
Aircraft N°45	***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 15/34

Aircraft N°46	***
Aircraft N°47	***
Aircraft N°48	***
Aircraft N°49	***
Aircraft N°50	***

Each such calendar month and each such calendar quarter shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month” and the “Scheduled Delivery Quarter” respectively.

The Seller shall advise the Buyer by means of a written notice of the Scheduled Delivery Month within the Scheduled Delivery Quarter no later than *** months prior to the first month of the applicable calendar quarter. This notwithstanding, the delivery months for Aircraft that are within *** months of the Scheduled Delivery Quarter at time of signature of this Purchase Agreement shall be notified within *** days of receipt of the related, initial Predelivery Payments.

Further, the Scheduled Delivery Months and the Scheduled Delivery Quarters of all Aircraft in this Purchase Agreement are subject to the payment by the Buyer and the receipt by the Seller of the Predelivery Payment due on the date of signature of this Purchase Agreement. Should either condition not be met, the Seller shall have the right at its sole discretion to reschedule the Scheduled Delivery Months and/or the Scheduled Delivery Quarters of these Aircraft to its next commercially available delivery position.

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 16/34

5.	LIQUIDATED DAMAGES

In the event of a Non-Excusable Delay as defined in Clause 11 of the AGTA, the Daily Liquidated Damages Amount shall be *** or A319 Aircraft *** for A320 Aircraft *** or A321 Aircraft.

The amount of such liquidated damages shall in no event exceed the total of *** for A319 Aircraft *** for A320 *** for A319 Aircraft in respect of any one A319 Aircraft, A320 Aircraft or A321 Aircraft respectively.

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to this clause shall be considered to be liquidated damages and have been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this clause and in clause 11 of the AGTA.

6.	SERVICE LIFE POLICY

6.1
With respect to sub-Clause 12.2.2 of the AGTA, if a Failure occurs in an Item before the Aircraft in which such Item has been originally installed has completed *** after the Delivery or the relevant Aircraft to the Buyer, whichever shall first occur, then the Seller shall comply with the undertakings defined in such sub-Clause 12.2.2.

6.2	With respect to Sub-Clause 12.2.2.3, N shall be (i) ***

6.3	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN CLAUSE 12 AND CLAUSE 14 OF THE AGTA ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS PURCHASE AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 17/34

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;
B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;
D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND
E.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS PURCHASE AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS PURCHASE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF ITS SUPPLIERS AND SUBCONTRACTORS AND ITS AFFILIATES.

7.	TECHNICAL DATA

***

8.	SELLER REPRESENTATIVES

Pursuant to Clause 15 of the AGTA, the Seller Representative allocation provided to the Buyer is defined hereunder.

8.1	***

8.2	For the sake of clarification, ***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 18/34

8.3	***

9.	NEGOTIATED AGREEMENT

The Buyer specifically recognises that this Purchase Agreement incorporating the terms of the AGTA is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the Buyer, and that the Specification and price of the Aircraft specified in this Purchase Agreement and the other mutual agreements of the Buyer set forth herein and in the AGTA were agreed upon after careful consideration by the Buyer using its judgment as a professional operator and arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein and in the AGTA.

The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this transaction.

10.	APPLICABILITY

This Purchase Agreement incorporates the terms and conditions of the aircraft general terms agreement reference CSC 0800.0890 dated 15 June 2009 between the Buyer and the Seller (the “AGTA”).

This Purchase Agreement and the AGTA, contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only by mutual agreement in writing signed by authorized representatives of the Buyer and the Seller.

With respect to the Aircraft, the AGTA shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

If there is any inconsistency between the AGTA and this Purchase Agreement, the latter shall prevail to the extent of such inconsistency.

11.	CONFIDENTIALITY

The Parties agree that the terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Purchase Agreement.

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 19/34

12.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

The parties do not intend that any term of the AGTA and of this Purchase Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to the AGTA and the Purchase Agreement.

***

13.	LAW AND JURISDICTION

13.1	This Purchase Agreement and the AGTA are governed by and shall be construed in accordance with the Laws of England.

13.2
Any dispute arising out of or in connection with this Purchase Agreement and/or the AGTA shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules.

The seat of arbitration shall be London but the tribunal shall meet in Hong Kong.

14.	COUNTERPARTS

This Purchase Agreement has been executed in three (3) original copies which are in English and may be executed in counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Purchase Agreement.

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 20/34

IN WITNESS WHEREOF, this Purchase Agreement was entered into the day and year above written.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 21/34

APPENDIX A

AIRCRAFT STANDARD SPECIFICATIONS

The Standard Specifications for the A320 Family are attached in a different folder.

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 22/34

APPENDIX B

AIRFRAME PRICE REVISION FORMULA

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 23/34

Appendix B to the A320 Family Purchase Agreement

1.1	Base Prices

The Airframe Base Prices defined in sub-Clause 3.1 of this Purchase Agreement are ***

1.2	Base Period

***

1.3	Indexes

***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 24/34

Appendix B to the A320 Family Purchase Agreement

1.4	Revision Formula

***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 25/34

Appendix B to the A320 Family Purchase Agreement

1.5	General Provisions

1.5.1	Rounding

***

1.5.2	Substitution of Indexes

***

1.5.3	Final Index Values

***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 26/34

Appendix C-1 to the A320 Family Purchase Agreement

APPENDIX C-1

CFM INTERNATIONAL PRICE REVISION FORMULA

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 27/34

Appendix C-1 to the A320 Family Purchase Agreement

1.1	Reference Price of the Propulsion Systems

The Propulsion Systems Reference Price of a set of two (2) CFM INTERNATIONAL Engines and additional standard equipment is:

For the A319 Aircraft CFM-5B5/3 engines: US$ ***

For the A320 Aircraft CFM-5B4/3 engines: US$ ***

For the A321 Aircraft CFM-5B3/3 engines: US$ ***

***

1.2	Reference Period

***

1.3	Indexes

***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 28/34

Appendix C-1 to the A320 Family Purchase Agreement

1.4           Revision Formula

***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 29/34

Appendix C-1 to the A320 Family Purchase Agreement

1.5	General Provisions

1.5.1	Roundings

***

1.5.2	Final Index Values

***
1.5.3	Interruption of Index Publication

***

1.5.4	Annulment of the Formula

***

1.5.5	Limitations

***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 30/34

Appendix C-2 to the A320 Family Purchase Agreement

APPENDIX C-2

INTERNATIONAL AERO PROPULSION SYSTEMS PRICE REVISION
FORMULA

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 31/34

Appendix C-2 to the A320 Family Purchase Agreement

1.1	Reference Price

The Propulsion Systems Reference Price for a set of two (2) INTERNATIONAL AERO ENGINES V2500 series Engines is:

For the A319 Aircraft IAE V2522-A5 engines: US$***

For the A320 Aircraft IAE V2527-A5 engines: US$***

For the A321 Aircraft IAE V2533-A5 engines: US$***

***

1.2	Reference Period

***

1.3	Indexes

***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 32/34

Appendix C-2 to the A320 Family Purchase Agreement

1.4	Revision Formula

***

1.5	General Provisions

1.5.1	Roundings

***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 33/34

Appendix C-2 to the A320 Family Purchase Agreement

1.5.2	Final Index Values

***

1.5.3	Interruption of Index Publication

***

1.5.4	Annulment of Formula

***

1.5.5	Limitation

***

A320F – CES 2010	Private & Confidential
CT1002329 – Issue 2010.10.28

Page 34/34

EXHIBIT G

EXHIBIT G

TECHNICAL DATA INDEX

A320 – CES - 2010	Private & Confidential
CT1002329 – Issue 2010-10-28

Exhibit G - Page 1/14

EXHIBIT G

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA 100 Information Standards for Aviation Maintenance, and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available:

➢	ON-LINE (ON) through the relevant service on AirbusWorld,

and / or

➢	OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

➢	SGML - Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

➢	XML – Extensible Mark-up Language, evolution of the SGML text format to cope with WEB technology requirements.

•	XML is used for data processing. Processed data shall be consulted through the e-doc Viewer FOCT – Flight Operations Consultation Tool.

•	XML data may be customized using Airbus customization tools (Flight Operations Documentation Manager, ADOC) or the Buyer's own XML based editing tools.

A320 – CES - 2010	Private & Confidential
CT1002329 – Issue 2010-10-28

Exhibit G - Page 2/14

EXHIBIT G

➢	CGM – Computer Graphics Metafile, format of the interactive graphics associated with the XML and /or SGML text file delivery.

➢	PDF (PDF) - Portable Document Format allowing data consultation.

➢
Advanced Consultation Tool - refers to Technical Data consultation application that offers advanced consultation & navigation functionality compared to PDF. Both browser software & Technical Data are packaged together.

➢	P1 / P2 - refers to manuals printed on one side or both sides of the sheet.

➢	CD-P - refers to CD-Rom including Portable Document Format (PDF) Data.

➢	CD-XML – Refers to CD-Rom including XML data

TYPE C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)	Self-explanatory for physical media.

DELIVERY (Deliv)
Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) referring to the Delivery Date of corresponding Aircraft.

The number of days indicated shall be rounded up to the next regular revision release date.

A320 – CES - 2010	Private & Confidential
CT1002329 – Issue 2010-10-28

Exhibit G - Page 3/14

EXHIBIT G
OPERATIONAL MANUALS AND DATA

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

Flight Crew Operating Manual	FCOM	ON	XML	C	***	***
		OFF	CD-XML	C	***	***

Flight Crew Training Manual	FCTM	ON	XML	C	***	***	FCTM is a supplement to FCOM, a “Pilot’s guide” for use in training and in operations
		OFF	CD-XML	C	***	***

Cabin Crew Operating Manual	CCOM	ON	XML	C	***	***	LR Aircraft: Basic for A340-500/-600 aircraft A330-200/A340-300 : only for aircraft equipped with enhanced cabin (Mod 48819)
		OFF	CD-XML	C	***	***	SA Aircraft: Basic for A318 and for all A319/A320/A321 equipped with new CIDS /FAP CCOM not available for aircraft with old CIDS re-installed (A310 Mod 34898, A320 Mod 34856, A321 Mod 34997)

Flight Manual	FM	ON	XML	C	***	***
		OFF	CD-XML	C	***	***
		OFF	PDF	C	***	***	* PDF secure format integrated in the FOCT viewer, used for loading on board aircraft EFB, in agreement with Airworthiness Authorities.

SA = Single Aisle: A318/A319/A320/A321 / LR = Long Range: A330/A340

A320 – CES	Private & Confidential
CT1002329 – Issue 2010-10-28
Exhibit G - Page 4/14

EXHIBIT G
OPERATIONAL MANUALS AND DATA

NOMENCLATURE	Abbr	Avail	Form	Type	***	***	Comments

Master Minimum Equipment List	MMEL	ON	XML	C	***	***
		OFF	CD-XML	C	***	***

Quick Reference Handbook	QRH	ON	XML	C	***	***
		OFF	CD-XML	C	***	***

Trim Sheet	TS	OFF	Electronic format	C	***	***	Transferred to the Buyer by electronic mail (MS Word or PDF or TIFF). Note: additional document provided by the Seller: IATA Airport Handling Manual / AHM sections 515, 516, 560.

Weight and Balance Manual	WBM	ON	XML	C	***	***
		OFF	CD-XML	C	***	***

Performance Engineer’s Programs	PEP	ON	Performance Computation Tool	C	***	***	A collection of aircraft performance software tools in a common interface.
		OFF	Performance Computation Tool on CD	C	***	***

Performance Programs Manual	PPM	OFF	CD-P	C	***	***	Explains how to use the PEP & contains specific date for engineers, which are not contained in the FCOM

A320 – CES	Private & Confidential
CT1002329 – Issue 2010-10-28
Exhibit G - Page 5/14

EXHIBIT G
MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

AirN@v / Maintenance, Including: Aircraft Maintenance Manual - AMM Illustrated Parts Catalog (Airframe)- IPC Illustrated Parts Catalog (Powerplant)-PIPC* Trouble Shooting Manual - TSM	AirN@v / Maintenance	ON	Advanced Consultation Tool	C	***	***
Aircraft Schematics Manual - ASM Aircraft Wiring Lists - AWL Aircraft Wiring Manual - AWM Electrical Standard Pratices Manual- ESPM		OFF	Advanced Consultation Tool on DVD	C	***	***
Recommanded basic delivery quantity
*PIPC is Integrated in the SA aircraft IPC for IAE V2500 A1 / A3 Engines and in the LR A340-500/-600 aircraft IPC for RR Trent 500 Engines.
For other aircraft and engine types, to be supplied by Propulsion Systems Manufacturer concurrently with the Airframe IPC.

AirN@v / Associated Data Consumable Material List – CML Standards Manual - SM	AirN@v / Associated Data	ON	Advanced Consultation Tool	G	***	***	* Including Tool and Equipment Manual / Index & Support Equipment Summary data
Electrical Statement Practices Manual - ESPM Tool and Equipment Manual – TEM (*)		OFF	Advanced Consultation Tool on DVD	G	***	***

Technical Follow-up	TFU	ON	PDF	E	***	***	* TFU for trouble shooting & maintenance, to be used with AirN@v

Aircraft Maintenance Manual	AMM	ON	PDF	C	***	***	* PDF will be discontinued in 2010 after implementation of the AirN@v / Maintenance Technical Data upgrade programme
		OFF	CD-P	C	***	***
		ON	SGML	C	***	***	Available from the Technical Data Download Service on AirbusWorld (Graphics in CGM, compliant with /Spec 2200 )
		OFF	SGML	C	***	***	Effective CD delivery will only take place at the time of explicit request from the Buyer

A320 – CES	Private & Confidential
CT1002329 – Issue 2010-10-28
Exhibit G - Page 6/14

EXHIBIT G
MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	***	***	Comments

Aircraft Schematics Manual	ASM	ON	PDF	C	***	***	● PDF will be discontinued in 2010 after implementation of the AirN@v / Maintenance Technical Date Upgrade programme
		OFF	CD-P	C	***	***
		ON	SGML	C	***	***	Available from the Technical Date Download Service on AirbusWorld (Graphics In CGM, complaint with /Spec 2200 )
		OFF	SGML	C	***	***	Effective CD delivery will only take place at the time of explicit request from the Buyer

Aircraft Wiring List	AWL	ON	PDF	C	***	***	● PDF will be discontinued in 2010 after implementation of the AirN@v / Maintenance Technical Date Upgrade programme
		OFF	CD-P	C	***	***
		ON	SGML	C	***	***	Available from the Technical Date Download Service on AirbusWorld (Graphics In CGM, complaint with /Spec 2200 )
		OFF	SGML	C	***	***	Effective CD delivery will only take place at the time of explicit request from the Buyer

Aircraft Wiring Manual	AWM	ON	PDF	C	***	***	● PDF will be discontinued in 2010 after implementation of the AirN@v / Maintenance Technical Date Upgrade programme
		OFF	CD-P	C	***	***
		ON	SGML	C	***	***	Available from the Technical Date Download Service on AirbusWorld (Graphics In CGM, complaint with /Spec 2200 )
		OFF	SGML	C	***	***	Effective CD delivery will only take place at the time of explicit request from the Buyer

Consumable Material List	CML	OFF	SGML	G	***	***	Effective delivery will only take place at the time of explicit request from the Buyer

Ecam System Logic Data	ESLD	ON	PDF	E	***	***
		OFF	CD-P	E	***	***	Used for in-depth aircraft trouble shooting. Ref to SIL 31-033 for details.

A320 – CES	Private & Confidential
CT1002329 – Issue 2010-10-28
Exhibit G - Page 7/14

EXHIBIT G
MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	***	***	Comments

Electrical Load Analysis	ELA	OFF	PDF/MS Word Excel	C	***	***	One ELA supplied for each Aircraft, delivered one month after first Aircraft Delivery PDF file + Office automation format RTF & Excel file delivered one single CD for ELA updating by the Buyer

Electrical Standard Practices Manual	ESPM	OFF	SGML	G	***	***	● Effective CD delivery will only take place at the time of explicit request from the Buyer

Electrical Standard Practices booklet	ESP	OFF	P2*	G	***	***	● Pocks size format booklet, which provides maintenance personnel with quick and easy access for the identification of electrical equipment and the required tooling.

Flight Date Recording Parameter Library	FDRPL	OFF	Advanced Consultation Tool on CD	E	***	***

Illustrated Parts Catalog (Airframe)	IPC	ON	PDF	C	***	***	● PDF will be discontinued in 2010 after implementation of the AirN@v / Maintenance Technical Data upgrade programme
		OFF	CD-P	C	***	***
		ON	SGML	C	***	***	Available from the Technical Data Download Service on AirbusWorld (Graphics in CGM, complaint with /Spec 2200 )
		OFF	SGML	C	***	***	Effective CD delivery will only take place at the time of explicit request from the Buyer

Illustrated Parts Catalog (Powerplant)	PIPC	ON	PDF	C	***	***	Integrated in the SA aircraft IPC for IAE V2500 A1/AJ Engines. Integrated in the LR A340-500/-600 aircraft IPC for RR Trent 500 Engines.
		OFF	CD-P	C	***	***	● For other aircraft and engine types, supplied by Propulsion Systems Manufacturer concurrently with the Airframe IPC.

AirN@v / Planning, Including Maintenance Planning Document – MPD	AirN@v/ Planning	ON	Advanced Consultation Tool	E	***	***	In addition to MPD in AirN@v consultable format, AirN@V/ Planning includes additional MPD files in the following downloadable formats: ● PDF format ● MS XLS (Excel) Format
		OFF	Advanced Consultation Tool on DVD	E	***	***
● TSDF / Text Structured Data File format (specific ASCII for MIS and Database upload)
● SGML format for further processing
Life Limited Parts Information is included in the Airworthiness Limitation Section (ALS)

A320 – CES	Private & Confidential
CT1002329 – Issue 2010-10-28
Exhibit G - Page 8/14

EXHIBIT G
MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	***	***	Comments

Maintenance Review Board Report – MRBR Airworthiness Limitation Section – ALS	MRBR ALS	ON	PDF	E	***	***
The latest revisions of individual MRB Report and ALS documents are available shortly after approval on AirbusWorld Maintenance & Engineering  site, under “Prepare Maintenance Programme”, “Domonstrate compliance with airworthiness limitations” tab, with aircraft operators being informed through a dedicated OIT.

Tool & Equipment Bulletins	TEB	ON	PDF	E	***	***

Tool and Equipment Drawings	TED	ON	Advanced Consultation Tool	E	***	***	These drawings include the Seller’s and Suppliers’ equipment drawings, except for the Seller’s and Suppliers’ proprietary items

AirN@v / Engineering, Including: Airworthiness Directives - AD European Airworthiness Directives - EUAD	AirN@v/ Engineering	ON	Advanced Consultation Tool	C	***	***	AirN@v Engineering is an electronic index used for identification of the references and links between the Seller’s and Suppliers’ engineering documents
(incl. French DGAC AD’s)
AD Operator Telex - ADT
Operator Information Telex - OIT
Flight Operator Telex - FOT		OFF	Advanced	C	***	***
Modification - MOD			Consultation
Modification Proposal - MP			Tool on
Service Bulletin - SB			DVD
Service Information Letter - SIL
Technical Follow-Up - TFU
Vendor Service Bulletin - VSB

Trouble Shooting Manual	TSM	ON	PDF	C	***	***	• PDF will be discontinued in 2010 after implementation
		OFF	CO-P	C	***	***	of the AirN@v / Maintenance Technical Data upgrade programme
		ON	SGML	C	***	***	Available from the Technical Data Download Service on AirbusWorld (Graphics in CGM, compliant with /Spec 2200 )
		OFF	SGML	C	***	***	Effective CD delivery will only take place upon the Buyer’s express request.

A320 – CES	Private & Confidential
CT1002329 – Issue 2010-10-28
Exhibit G - Page 9/14

EXHIBIT G
STRUCTURAL MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	***	***	Comments

AirN@v / Repair , Including: Structural Repair Manual (*) - SRM Non Destructive Testing Manual - NTM	AirN@v / Repair	ON	Advanced Consultation Tool	E	***	***
AirN@v / Repair includes:
●      For SA aircraft, one specific SRM for each A318, A319, A320, A321, one SA aircraft common NTM,
●      For LR aircraft, one SRM and NTM for A340-200/-300, one SRM and NTM for A340-500/-600.

		OFF	Advanced Consultation Tool on DVD	E	***	***
●Nacelle repair date are integrated in the Airframe SRM for A318 PW8000 and A340-500/-600 RR Trent aircraft. For all other SA and LR aircraft and engine types, the Nacelle SRM shall be supplied by the relevant Propulsion System Supplier.

Structural Repair Manual	SRM	ON	SGML	E	***	***	●Upon request only.
		OFF	SGML	E	***	***

Non Destructive Testing Manual	NTM	ON	SGML	E	***	***	●Upon request only.
		OFF	SGML	E	***	***

A320 – CES	Private & Confidential
CT1002329 – Issue 2010-10-28
Exhibit G - Page 10/14

EXHIBIT G
OVERHAUL DATA

NOMENCLATURE	Abbr	Avail	Form	Type	***	***	Comments

AirN@v / Workshop, Including: Component Maintenance Manual Manufacturer - CMMM	AirN@v / Workshop	ON	Advanced Consultation Tool	E	***	***	DFPRM first issue in AirN@v / Workshop planned 2nd half 2009
Duel Fuel Pipe Repair Manual - DFPRM		OFF	Advanced Consultation Tool on DVD	E	***	***

Component Maintenance Manual Manufacturer	CMMM	ON	SGML	E	***	***	• Upon request only. Fallback solution to AirN@v / Workshop
		OFF	SGML	E	***	***

Component Maintenance Manual Vendor	CMMV	OFF	CD-P	E	***	***	• Vendor Supply in digital PDF format.
		ON	PDF	E	***	***	Available from the “Supplier Technical Documentation On-Line Service” in AirbusWorld

Component Documentation Status	CDS	OFF	CD	C	***	***	Revised until 180 days after first Aircraft Delivery

Component Evaluation List	CEL	ON	PDF	G	***	***
		OFF	CD-P	G	***	***	Delivered as follow-on to CDS.

A320 – CES	Private & Confidential
CT1002329 – Issue 2010-10-28
Exhibit G - Page 11/14

EXHIBIT G
ENGINEERING DOCUMENTS

NOMENCLATURE	Abbr	Avail	Form	Type	***	***	Comments

Mechanical Drawings, including the Drawing Picture, Parts List / Parts Usage	MD	ON	Advanced Consultation Tool	C	***	***
Seller installation, Assembly and Detailed part Drawings for Structure & System installation, fitted on the Buyer’s fleet or Aircraft. They cover the Aircraft “as designed”, is in its original configuration at first Aircraft Delivery.
Repair drawings are supplied upon specific Buyer request. Buyer’s queries shall be issued in connection with an approved document: SB, SRM or RAS (Repair Assessment Sheet)
Mechanical Drawings include:
2D Drawing shoots
Parts List / Parts Usage (in PDF).

Standards Manual	SM	ON	SGML	G	***	***
		OFF	SGML	G	***	***	Effective delivery will only take place at the time of explicit request from the Buyer.

Process and Material Specification	PMS	ON	PDF	G	***	***
		OFF	CD-P	G	***	***

A320 – CES	Private & Confidential
CT1002329 – Issue 2010-10-28
Exhibit G - Page 12/14

EXHIBIT G
MISCELLANEOUS PUBLICATIONS

NOMENCLATURE	Abbr	Avail	Form	Type	***	***	Comments

Airplane Characteristics for Airport Planning - AC	AC/MFP	ON	PDF	E	***	***	Available On-Line in AirbusWorld
Maintenance Facility Planning - MFP		OFF	CD-P	E	***	***	Grouped on one single CD Fallback solution to the on-line AC / MFP

ATA 100 Index	ATI	ON	PDF	E	***	***	6 Digits ATA 100 Index

C@DETS/Technical Data Training Courseware and Software	C@DETS	ON	Advanced Consultation Tool on CD	G	***	***	Technical Data self-tutorial training which provides basic familiarization tailored for Maintenance and Engineering personnel.
		OFF	Advanced Consultation Tool	G	***	***	It is AirN@v Services oriented on available and AirbusWorld for downloading by module as required.

Aircraft Recovery Manual	ARM	ON	PDF	E	***	***
		OFF	CD-P	E	***	***

Aircraft Rescue & Firefighting Chart	ARFC	ON	PDF	E	***	***	Chart can be downloaded from AirbusWorld either in TIFF or PDF format
		OFF	P1	E	***	***	Full size charts, which are available in poster format (530 x 640 mm)

Cargo Loading System Manual	CLS	ON	PDF	E	***	***
		OFF	CD-P	E	***	***	One CLS per delivered Aircraft

List of Effective Technical Data	LETD	ON	PDF	C	***	***
The LETD provides, for each Technical Data, Information about:
• Applicable issue and revision date,
• Shipping Information with search functions by manual or delivery address criteria,
• Tracking of shipments through the Carrier Website.

List of Radioactive and Hazardous Elements	LRE	ON	PDF	G	***	***
		OFF	CD-P	G	***	***

A320 – CES	Private & Confidential
CT1002329 – Issue 2010-10-28
Exhibit G - Page 13/14

EXHIBIT G
MISCELLANEOUS PUBLICATIONS

NOMENCLATURE	Abbr	Avail	Form	Type	***	***	Comments

Live Animal Transportation Calculation Tool	LATC	ON	Advanced Calculation Tool	E	***	***
Available for A340-500/-600 aircraft.
Electronic format, which includes a software tool to calculate the loads of various live animals which can be transported in cargo compartments under known environmental conditions

	LATC	OFF	Advanced Calculation Tool on CD	E	***	***	Remark: LTM (Live Stock Transportation Manual) replaced by LATC, migration for LR aircraft: Jul 09. for SA aircraft: Oct 09

Service Bulletins	SB	ON	Advanced Consultation Tool	C	***	***	Full SB content and SB search functions are available from AirN@v / Engineering on AirbusWorld
		OFF	CD-P	C	***	***	CD available for simplified SBs only

Supplier Product Support Agreements 2000	SPSA	ON	PDF	G	***	***	Contains all SSC's Supplier Support Conditions and current GCP 2000 issue 04 Agreements ratified by Airbus Suppliers.
It specifies:
• Airbus Support Standards
• The Individual Suppliers' contractual Support commitments

Transportability Manual	TM	OFF	CD-P	G	***	***

Vendor Information Manual + Aircraft On Ground & Repair Guide	VIM + AOG & RG	ON	Advanced Consultation Tool	G	***	***
Combined Vendor Information Manual and Aircraft On Ground & Repair Guide. It supplies information on Supplier Support location. Repair Stations, stock locations and distributors around the world for Airbus Customers.

A320 – CES	Private & Confidential
CT1002329 – Issue 2010-10-28
Exhibit G - Page 14/14

LETTER AGREEMENT N°1

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

_____________,2010

Subject : Purchase Incentives

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June, 15, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this letter agreement No1 (the “Letter Agreement No1”) shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement No1, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement No1.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement No1, the latter shall prevail to the extent of such inconsistency.

A320 – CES - 2010
CT1002329 – Issue 2010-10-28
Private & Confidential
LA No1  Page 1/6

LETTER AGREEMENT N°1

1.   ***

2.   ***

3.   ***

3.1 ***

A320 – CES - 2010
CT1002329 – Issue 2010-10-28
Private & Confidential
LA No1  Page 1/6

LETTER AGREEMENT N°1

3.2	***

4.	***

5.	***

A320 – CES - 2010
CT1002329 – Issue 2010-10-28
Private & Confidential
LA No1 Page 3/6

LETTER AGREEMENT N°1

6.	***

7.	***

8.	***

A320 – CES - 2010
CT1002329 – Issue 2010-10-28
Private & Confidential
LA No1 Page 4/6

LETTER AGREEMENT N°1

9.	Assignment

Notwithstanding any other provision of this Letter Agreement Nol, the AGTA or the Purchase Agreement, this Letter Agreement No1 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	Confidentiality
This Letter Agreement No1 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement No1 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No1 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement No1 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No1 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES- 2010
CT1002329 – Issue 2010-10-28
Private & Confidential
LA No1 Page 5/6

LETTER AGREEMENT N°1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement No1 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES CORPORATION LIMITED		AIRBUS S.A.S.

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010
CT1002329 – Issue 2010-10-28
Private & Confidential
LA No1 Page 6/6

LETTER AGREEMENT N°2

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

___________________, 2010

Subject : Predelivery Payments

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June, 15, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this letter agreement (the “Letter Agreement No2”) shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement No2, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement No2.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement No2, the latter shall prevail to the extent of such inconsistency.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12-28
LA No2	Page 1/5

LETTER AGREEMENT N°2

1.	Predelivery payments

With respect only to the Aircraft that the Buyer wishes to purchase and the Seller wishes to sell pursuant to the terms of the Purchase Agreement, sub-Clauses 5.3.1 and 5.3.2 of the AGTA shall be considered void and replaced in their entirety by the following text between the words “QUOTE” and “UNQUOTE”:

QUOTE
5.3.1	***

5.3.2	The Predelivery Payments shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	PERCENTAGE OF
PREDELIVERY PAYMENT REFERENCE PRICE
***

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12-28
LA No2	Page 2/5

LETTER AGREEMENT N°2

***

UNQUOTE

2.	***

3.	***

4.	Assignment

Notwithstanding any other provision of this Letter Agreement No2, the AGTA or the Purchase Agreement, this Letter Agreement No2 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

This Letter Agreement No2 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement No2 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No2 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement No2 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12-28
LA No2	Page 3/5

LETTER AGREEMENT N°2

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No2 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12-28
LA No2	Page 4/5

LETTER AGREEMENT N°2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement No2 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES CORPORATION LIMITED		AIRBUS S.A.S.

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12-28
LA No2	Page 5/5

LETTER AGREEMENT N°3

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

___________________, 2010

Sublect: Price Adjustment Limitation

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this letter agreement (the “Letter Agreement No3”) shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement No3, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement No3, the latter shall prevail to the extent of such inconsistency.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-11-02
	LA3	Page 1/4

LETTER AGREEMENT N°3

1.	Aircraft Price Adjustment Limitation

***

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-11-02
	LA3	Page 2/4

LETTER AGREEMENT N°3

2.	Assignment

Notwithstanding any other provision of this Letter Agreement No3, the AGTA or the Purchase Agreement, this Letter Agreement No3 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement No3 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement No3 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-      not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No3 without the prior written consent of the other Party hereto.

-      that any and all terms and conditions of the transaction contemplated in this Letter Agreement No3 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No3 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-11-02
	LA3	Page 3/4

LETTER AGREEMENT N°3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement No3 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES CORPORATION LIMITED		AIRBUS S.A.S.

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-11-02
	LA3	Page 4/4

LETTER AGREEMENT N° 4A

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

Subject: A319-100 PERFORMANCE GUARANTEES

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement” or the “Agreement”) dated as of even date herewith, which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this letter agreement (the “Letter Agreement No 4A”) shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement No 4A, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement No 4A, the latter shall prevail to the extent of such inconsistency.

CES – A319 – 2010
Private & Confidential
CT1002329 – Issue 2010-10-28

LA No4A	Page 1/7

LETTER AGREEMENT N° 4A

1         AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A319-100 Aircraft as described in the Standard Specification Ref. J 000 01000 Issue 6 dated 1st March 2007 equipped with:

a)  CFM56-5B5/3 propulsion system

b)      IAE V2522-A5 propulsion system

for deliveries from 2010 onwards without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Letter Agreement No4A).

2        GUARANTEED PERFORMANCE

2.1      Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 64,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)      for CFM: ***

b)  for IAE: ***

2.2      Second Segment Climb

***

2.3      Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 61,000 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)      for CFM: ***

b)  for IAE: ***

2.4      Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)   Pressure Altitude (ft)

***

shall be not less than a guaranteed value of:

CES – A319 – 2010
Private & Confidential
CT1002329 – Issue 2010-10-28

LA No4A	Page 2/7

LETTER AGREEMENT N° 4A

a)  for CFM: ***

b)  for IAE: ***

3         MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weights Empty as below:

A319-100 CFM56-5B5/3      ***

A319-100 V2522-A5    ***

These are the Manufacturer’s Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCNs defined in paragraph 1 of this Letter Agreement No4A and are subject to adjustment as defined in paragraph 6.2.

4         GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb. Cruise performance assume a centre of gravity position of 25% MAC.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

CES – A319 – 2010
Private & Confidential
CT1002329 – Issue 2010-10-28

LA No4A	Page 3/7

LETTER AGREEMENT N° 4A

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A319-100 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

5.4	Compliance with the Manufacturer’s Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6         ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement No4A and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7         EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8         UNDERTAKING REMEDIES

***

CES – A319 – 2010
Private & Confidential
CT1002329 – Issue 2010-10-28

LA No4A	Page 4/7

LETTER AGREEMENT N° 4A

8.1       ***

8.2.1.   ***

8.2.2.   ***

8.3.      ***

8.4       ***

9.        ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement No4A, the AGTA or the Purchase Agreement, this Letter Agreement No4A and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

CES – A319 – 2010
Private & Confidential
CT1002329 – Issue 2010-10-28

LA No4A	Page 5/7

LETTER AGREEMENT N° 4A

10.     CONFIDENTIALITY

This Letter Agreement No4A(and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement No4A shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No4A without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement No4A are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to (he foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No4A for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

CES – A319 – 2010
Private & Confidential
CT1002329 – Issue 2010-10-28

LA No4A	Page 6/7

LETTER AGREEMENT N° 4A

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement No 4A to the Seller.

Agreed and accepted		Agreed and accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

CES – A319 – 2010
Private & Confidential
CT1002329 – Issue 2010-10-28

LA No4A	Page 7/7

LETTER AGREEMENT N° 4B

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No: 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

Subject: A320-200 PERFORMANCE GUARANTEES

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement” or the “Agreement”) dated as of even date herewith, which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this letter agreement (the “Letter Agreement No 4B”) shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement No 4B, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement No 4B, the latter shall prevail to the extent of such inconsistency.

CES – A320 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28
LA4B	Page 1/7

LETTER AGREEMENT N° 4B

1          AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A320-200 Aircraft as described in the Standard Specification Ref. D 000 02000 Issue 7 dated 1st March 2007 equipped with:

a)      CFM56-5B4/3 propulsion system

b)  IAE V2527-A5 propulsion system

for deliveries from 2010 onwards without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Letter Agreement No4B).

2          GUARANTEED PERFORMANCE

2.1       Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 73,500 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)         for CFM:  ***

b)         for IAE:    ***

2.2      Second Segment Climb

***

2.3       Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 64,500 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)         for CFM:  ***

b)         for IAE:   ***

2.4       Cruise Specific All Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

***

shall be not less than a guaranteed value of:

a)         for CFM:  ***
b)         for IAE:   ***

CES – A320 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28
LA4B	Page 2/7

LETTER AGREEMENT N° 4B

3         MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weights Empty as below:

A320-200 CFM56-5B4/3    ***

A320-200 V2527-A5           ***

These are the Manufacturer’s Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCNs defined in paragraph 1 of this Letter Agreement No4B and are subject to adjustment as defined in paragraph 6.2.

4         GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb. Cruise performance assume a centre of gravity position of 33% MAC.

5         GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

CES – A320 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28
LA4B	Page 3/7

LETTER AGREEMENT N° 4B

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A320-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

5.4	Compliance with the Manufacturer’s Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6         ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement No4B and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7         EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

CES – A320 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28
LA4B	Page 4/7

LETTER AGREEMENT N° 4B

8         UNDERTAKING REMEDIES

8.1       ***

8.2.1.   ***

8.2.2.   ***

8.3.      ***

8.4       ***

9.       ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement No4B, the AGTA or the Purchase Agreement, this Letter Agreement No4B and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

CES – A320 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28
LA4B	Page 5/7

LETTER AGREEMENT N° 4B

10.	CONFIDENTIALITY

Confidentiality

This Letter Agreement No4B (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement No4B shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No4B without the prior written consent of the other Party hereto.

-
that any and all terms and conditions, of the transaction contemplated in this Letter Agreement No4B are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”),

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No4B for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

CES – A320 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28
LA4B	Page 6/7

LETTER AGREEMENT N° 4B

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement No4B to the Seller.

Agreed and accepted		Agreed and accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES CORPORATION LIMITED		AIRBUS S.A.S.

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

CES – A320 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28
LA4B	Page 7/7

LETTER AGREEMENT N° 4C

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

______, ________ 2010

Subject: A321-200 PERFORMANCE GUARANTEES

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement” or the “Agreement”) dated as of even date herewith, which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this letter agreement (the “Letter Agreement No 4C”) shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement No 4C, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement No 4C, the latter shall prevail to the extent of such inconsistency.

CES – A321 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA4C	Page 1/7

LETTER AGREEMENT N° 4C

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A321-200 Aircraft as described in the Standard Specification Ref. E 000 02000 Issue 4 dated 1st March 2007 equipped with:

a)      CFM56-5B3/3 propulsion system

b)      IAE V2533-A5 propulsion system

for deliveries from 2010 onwards without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Letter Agreement No4C).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 89,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)         for CFM:          ***

b)         for IAE:            ***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in (the configuration of flap angle and safely speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 75,500 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)        for CFM:         ***

b)        for IAE:           ***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:
Gross Weight (kg)	Pressure Altitude (ft)

***	***

shall be not less than a guaranteed value of:

a)            for CFM  ***

b)            for IAE:  ***

CES – A321 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA4C	Page 2/7

LETTER AGREEMENT N° 4C

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weights Empty as below:

A321-200 CFM56-5B3/3	***

A321-200 V2533-A5	***

These are the Manufacturer’s Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCNs defined in paragraph 1 of this Letter Agreement No4C and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb. Cruise performance assume a centre of gravity position of 25% MAC.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

CES – A321 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA4C	Page 3/7

LETTER AGREEMENT N° 4C
5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A321-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

5.4	Compliance with the Manufacturer’s Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement No4C and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

CES – A321 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA4C	Page 4/7

LETTER AGREEMENT N° 4C

8	UNDERTAKING REMEDIES

8.1	***

8.2.1.	***

8.2.2.	***

8.3.	***

8.4	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement No4C, the AGTA or the Purchase Agreement, this Letter Agreement No4C and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

CES – A321 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA4C	Page 5/7

LETTER AGREEMENT N° 4C

10.	CONFIDENTIALITY

Confidentiality

This Letter Agreement No4C (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement Nq4C shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No4C without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement No4C are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No4C for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

CES – A321 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA4C	Page 6/7

LETTER AGREEMENT N° 4C

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement No 4C to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES CORPORATION LIMITED		AIRBUS S.A.S.

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

CES – A321 – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA4C	Page 7/7

LETTER AGREEMENT No5

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

                                    , 2010

Subject: Conversion Rights

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June, 15, 2009 and an A320 purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this letter agreement (the “Letter Agreement No5”) shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement No5, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement No5.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement No5, the latter shall prevail to the extent of such inconsistency.

A320 – CES – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA 5	Page 1/4

LETTER AGREEMENT No5

1	GENERAL

***

2	Assignment

Notwithstanding any other provision of this Letter Agreement No5, the AGTA or the Purchase Agreement, this Letter Agreement No5 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

A320 – CES – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA 5	Page 2/4

LETTER AGREEMENT No5

3	Confidentiality

This Letter Agreement No5 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement No5 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No5 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement No5 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No5 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA 5	Page 3/4

LETTER AGREEMENT No5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement No5 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES CORPORATION LIMITED		AIRBUS S.A.S.

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA 5	Page 4/4

LETTER AGREEMENT No6

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

__________________, 2010

Subject: Miscellaneous Issues

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this letter agreement (the “Letter Agreement No6”) shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement No6, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Letter Agreement No6.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement No6, the latter shall prevail to the extent of such inconsistency.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	Page 1 of 4
LA No6

LETTER AGREEMENT No6

1.	Ferry Flight

With respect to the Aircraft covered by the Purchase Agreement, sub-Clause 9.3.2 of the AGTA shall be considered void and replaced by the following:

QUOTE

***

UNQUOTE

2.	Termination for Non-Excusable Delay

With respect to the Aircraft covered by the Purchase Agreement, Sub-Clause 11.3 of the AGTA as modified in LA2 to the AGTA shall be considered void and replaced by the following:

QUOTE
11.3	Termination

***

3.	Delivery Location Notification

***

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	Page 2 of 4
LA No6

LETTER AGREEMENT No6

4.	Assignment

Notwithstanding any other provision of this Letter Agreement No6, the AGTA or the Purchase Agreement, this Letter Agreement No6 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void arid of no force or effect.

5.	Confidentiality

This Letter Agreement No6 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement No6 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-                    not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No6 without the prior written consent of the other Party hereto.

-                    that any and all terms and conditions of the transaction contemplated in this Letter Agreement No6 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No6 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	Page 3 of 4
LA No6

LETTER AGREEMENT No6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (i) original of this Letter Agreement No6 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES CORPORATION LIMITED		AIRBUS S.A.S.

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	Page 4 of 4
LA No6

LETTER AGREEMENT N°7

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

__________________, 2010

Subject: Customer Support

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this letter agreement (the “Letter Agreement No7”) shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement No7, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Letter Agreement No7.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement No7, the latter shall prevail to the extent of such inconsistency.

A320 – CES – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA No7	Page 1/5

LETTER AGREEMENT N°7

1.	Warranted Part Shipping

1.1	Transportation costs

***

1.2	Replacement

***

2.	Training Allowances

***

2.1	Flight Operations Training

2.1.1	***

2.1.2	***

2.1.3	***

2.2	Maintenance Training

2.2.1	***

2.2.2	***

3.	Additional Training

***

A320 – CES – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA No7	Page 2/5

LETTER AGREEMENT N°7

3.1.	***

3.1.1	***

3.1.2.	***

3.1.3.	***

3.1.4.	***

4.	Technical Publications

In addition to the media and quantities set forth in Exhibit G to the Agreement, the Seller shall provide to the buyer ***

5.	Assignment

Notwithstanding any other provision of this Letter Agreement No7, the AGTA or the Purchase Agreement, this Letter Agreement No7 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

6.	Confidentiality

This Letter Agreement No7 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement No7 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No7 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement No7 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

A320 – CES – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA No7	Page 3/5

LETTER AGREEMENT N°7

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement No7 to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No7 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA No7	Page 4/5

LETTER AGREEMENT N°7

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement No7 to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES CORPORATION LIMITED		AIRBUS S.A.S.

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES – 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA No7	Page 5/5

LETTER AGREEMENT 8

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

Subject: Approval

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this letter agreement (the “Letter Agreement No8”) shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement No8, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement No8, the latter shall prevail to the extent of such inconsistency.

The purpose of this Letter Agreement No8 is to set out the terms and conditions relating to the Buyer’s Shareholders and Government Approval as defined below.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12-21	LA8	Page 1/4

LETTER AGREEMENT 8

1.	Listing Matters

***

2.	Shareholder Approval.

***

3.	Government Approval.

***

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12-21	LA8	Page 2/4

LETTER AGREEMENT 8

4.	Assignment

Notwithstanding any other provision of this Letter Agreement No8, the AGTA or the Purchase Agreement, this Letter Agreement No8 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect

5.	Confidentiality

This Letter Agreement No8 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement 9 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law (provided that the Buyer or the Seller, as the case may be, shall use its reasonable efforts to obtain assurance that such information will be treated confidentially) or by the Stock Exchange, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No8 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement No8 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No8 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12-21	LA8	Page 3/4

LETTER AGREEMENT 8

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement No8 to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12-21	LA8	Page 4/4

LETTER AGREEMENT N°9

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

__________________, 2010

Subject: Fuel Tank Inerting System

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this letter agreement (the “Letter Agreement No9”) shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement No9, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement No9, the latter shall prevail to the extent of such inconsistency.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA9	Page 1/4

LETTER AGREEMENT N°9

1.	***

2.	Assignment

Notwithstanding any other provision of this Letter Agreement No9, the AGTA or the Purchase Agreement, this Letter Agreement No9 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA9	Page 2/4

LETTER AGREEMENT N°9

3.	Confidentiality

This Letter Agreement No9 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement No9 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-            not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No9 without the prior written consent of the other Party hereto.

-            that any and all terms and conditions of the transaction contemplated in this Letter Agreement No9 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No9 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA9	Page 3/4

LETTER AGREEMENT N°9

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement No9 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	LA9	Page 4/4

SIDE LETTER N°1

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

__________________, 2010

Subject: Customer Support Credit Memorandum Advancement

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

The Buyer and the Seller have agreed to set forth in this side letter No. 1 (the “Side Letter No1”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter No1 shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Side Letter No1, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Side Letter No1.

If there is any inconsistency between the Purchase Agreement and this Side Letter No1, the latter shall prevail to the extent of such inconsistency.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No1	Page 1/5

SIDE LETTER N°1

1.	Customer Support Credit Memorandum Advancement

***

2	Customer Support services

***

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No1	Page 2/5

SIDE LETTER N°1

***

2.1	Software Services subscriptions

***

3.	Advanced CSCM Conditions

The Seller shall make such Advanced CSCM available to the Buyer provided that the following conditions precedents are fulfilled:

***

4.	Assignment

Notwithstanding any other provision of this Side Letter No1, the AGTA or the Purchase Agreement, this Side Letter No1 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

This Side Letter No1 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Side Letter No1 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No1	Page 3/5

SIDE LETTER N°1

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Side Letter No1 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Side Letter No1 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Side Letter No1 to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 5 shall survive any termination of this Side Letter No1 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No1	Page 4/5

SIDE LETTER N°1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter No1 to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No1	Page 5/5

SIDE LETTER N°2

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

__________________, 2010

Subject: Additional Customer Support Credit Memorandum Advancement

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

The Buyer and the Seller have agreed to set forth in this side letter No.2 (the “Side Letter No2”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter No2 shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Side Letter No2, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Side Letter No2.

If there is any inconsistency between the Purchase Agreement and this Side Letter No2, the latter shall prevail to the extent of such inconsistency.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No2	Page 1/5

SIDE LETTER N°2

1.	Additional Customer Support Credit Memorandum Advancement

***

2	Customer Support services

***

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No2	Page 2/5

SIDE LETTER N°2

2.1	***

3.	Additional Advanced CSCM Conditions

***

4.	Assignment

Notwithstanding any other provision of this Side Letter No2, the AGTA or the Purchase Agreement, this Side Letter No2 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

This Side Letter No2 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Side Letter No2 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Side Letter No2 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Side Letter No2 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)       the contact details of the Receiving Party,
(ii)      the extent of the Personal Information subject to disclosure,
(iii)     the Aircraft pricing to be provided to the Receiving Party.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No2	Page 3/5

SIDE LETTER N°2

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Side Letter No2 to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 5 shall survive any termination of this Side Letter No2 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 - CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No2	Page 4/5

SIDE LETTER N°2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter No2 to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No2
Page 5/5

SIDE LETTER N°3

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

__________________, 2010

Subject: Flight Simulator Incentives

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

The Buyer and the Seller have agreed to set forth in this side letter No.3 (the “Side Letter No3”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter No3 shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Side Letter No3, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Side Letter No3.

If there is any inconsistency between the Purchase Agreement and this Side Letter No3, the latter shall prevail to the extent of such inconsistency.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-11-02	SL No3	Page 1/4

SIDE LETTER N°3

1.            ***

2.	Assignment

Notwithstanding any other provision of this Side Letter No3, the AGTA or the Purchase Agreement, this Side Letter No3 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-11-02	SL No3	Page 2/4

SIDE LETTER N°3

3.	Confidentiality

This Side Letter No3 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Side Letter No3 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Side Letter No3 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Side Letter No3 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Side Letter No3 to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Side Letter No3 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-11-02	SL No3	Page 3/4

SIDE LETTER N°3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter No3 to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-11-02	SL No3	Page 4/4

SIDE LETTER N°4

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

__________________, 2010

Subject: Fleet Expansion Credit Memorandum

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

The Buyer and the Seller have agreed to set forth in this side letter No.4 (the “Side Letter No4”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter No4 shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Side Letter No4, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Side Letter No4.

If there is any inconsistency between the Purchase Agreement and this Side Letter No4, the latter shall prevail to the extent of such inconsistency.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No4	Page 1/4

SIDE LETTER N°4

1.	Fleet Expansion Credit Memorandum

***

2.	Assignment

Notwithstanding any other provision of this Side Letter No4, the AGTA or the Purchase Agreement, this Side Letter No4 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Side Letter No4 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Side Letter No4 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Side Letter No4 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Side Letter No4 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No4	Page 2/4

SIDE LETTER N°4

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Side Letter No4 to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Side Letter No4 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No4	Page 3/4

SIDE LETTER N°4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter No4 to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No4	Page 4/4

SIDE LETTER N°5

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

__________________, 2010

Subject: A319 High Altitude Concession

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of fifty (50) Aircraft.

The Buyer and the Seller have agreed to set forth in this side letter No.5 (the “Side Letter No5”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter No5 shall have the meanings assigned thereto in the AGTA or in (the Purchase Agreement.

Both parties agree that this Side Letter No5, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Side Letter No5.

If there is any inconsistency between the Purchase Agreement and this Side Letter No5, the latter shall prevail to the extent of such inconsistency.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No5	Page 1/4

SIDE LETTER N°5

1.	A319 High Altitude Credit Memorandum

***

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No5	Page 2/4

SIDE LETTER N°5

***

2.	Assignment

Notwithstanding any other provision of this Side Letter No5, the AGTA or the Purchase Agreement, this Side Letter No5 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Side Letter No5 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Side Letter No5 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Side Letter No5 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Side Letter No5 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Side Letter No5 to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Side Letter No5 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No5	Page 3/4

SIDE LETTER N°5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter No5 to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-10-28	SL No5	Page 4/4

SIDE LETTER N°6

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People’s Republic of China

__________________, 2010

Subject: Strategic Partnership

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) dated June the 15th, 2009 and an A320 family purchase agreement (the “Purchase Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

The Buyer and the Seller have agreed to set forth in this side letter No.6 (the “Side Letter No6”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter No6 shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Side Letter No6, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Side Letter No6.

If there is any inconsistency between the Purchase Agreement and this Side Letter No6, the latter shall prevail to the extent of such inconsistency.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12	SL No6	Page 1/4

SIDE LETTER N°6

1.	Strategic Partner Credit Memorandum

***

2.	Sharklets

***

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12	SL No6	Page 2/4

SIDE LETTER N°6

***

3.	Assignment

Notwithstanding any other provision of this Side Letter No6, the AGTA or the Purchase Agreement, this Side Letter No6 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4.	Confidentiality

This Side Letter No6 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Side Letter No6 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Side Letter No6 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Side Letter No6 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Side Letter No6 to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Side Letter No6 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12	SL No6	Page 3/4

SIDE LETTER N°6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the pace provided below and return one (1) original of this Side Letter No6 to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Ma Xulun	Signature:	/s/ Christophe Mourey

Name:	Ma Xulun	Name:	Christophe Mourey

Title:	President	Title:	Senior Vice President Contracts

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Zhai Daren

Name:	Zhai Daren

Title:	Chairman

A320 – CES- 2010	Private & Confidential
CT1002329 – Issue 2010-12	SL No6	Page 4/4